Exhibit 10.3

AMENDMENT NO. 1 TO AT-THE-MARKET ISSUANCE SALES AGREEMENT

April 5, 2017

FBR Capital Markets & Co.
1300 North 17th Street, Suite 1400
Arlington, VA 22209

MLV & Co.  LLC
299 Park Avenue, 7th Floor
New York, NY  10171

Ladies and Gentlemen:

Oramed Pharmaceuticals Inc. (the “Company”), and MLV & Co. LLC (“MLV”), are parties to that certain At-the-Market Issuance Sales Agreement dated April 2, 2015 (the “Original Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement.  Whereas MLV desires to resign as sales agent and the Company desires to appoint FBR Capital Markets & Co. (“FBR”) as sales agent, the parties, intending to be legally bound, hereby amend the Original Agreement as follows:

1.	All references to “MLV & Co. LLC” set forth in the Original Agreement are revised to read “FBR Capital Markets & Co.” All references to “MLV” shall be replaced with “FBR.”

2.	The second paragraph of Section 1 of the Original Agreement is hereby amended to replace:

“The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”), with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (File No. 333-193557), including a base prospectus, relating to certain securities, including the Placement Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder (the “Exchange Act Regulations”). The Company has prepared a prospectus supplement to the base prospectus included as part of such registration statement specifically relating to the Placement Shares (the “Prospectus Supplement”). The Company will furnish to MLV, for use by MLV, copies of the base prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Placement Shares. Except where the context otherwise requires, such registration statement, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated or deemed incorporated therein by reference to the extent such information has not been superseded or modified in accordance with Rule 412 under the Securities Act (as qualified by Rule 430B(g) of the Securities Act), included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such base prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated or deemed incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”).

With,

“The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”), with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (File No. 333-215525), including a base prospectus, relating to certain securities, including the Placement Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder (the “Exchange Act Regulations”). The Company has prepared a prospectus supplement to the base prospectus included as part of such registration statement specifically relating to the Placement Shares (the “Prospectus Supplement”). The Company will furnish to FBR, for use by FBR, copies of the base prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Placement Shares. Except where the context otherwise requires, such registration statement, and any post-effective amendment thereto, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated or deemed incorporated therein by reference to the extent such information has not been superseded or modified in accordance with Rule 412 under the Securities Act (as qualified by Rule 430B(g) of the Securities Act), included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such base prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated or deemed incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”).

3.
All references to “April 2, 2015” set forth in Schedule I and Exhibit 7(l) of the Original Agreement are revised to read “April 2, 2015 (as amended by Amendment No. 1 to At-the-Market Issuance Sales Agreement, dated April 5, 2017)”.

4.	Section 14 of the Original Agreement is hereby amended to replace,

“MLV & Co.  LLC
1301 Avenue of the Americas, 43rd Floor
New York, New York 10019
Attention:	General Counsel
Telephone:	(212) 542-5880
Email:	mlvlegal@mlvco.com

with a copy (which shall not constitute notice) to:

LeClairRyan, A Professional Corporation
885 Third Avenue
New York, NY 10022
Attention:	James T. Seery
Telephone:	(973) 491-3315
Email:	james.seery@leclairryan.com”

With,

“FBR Capital Markets & Co.
1300 North 17th Street, Suite 1400
Arlington, VA 22209
Attention:	Legal Department
Email:	atmadmin@fbr.com

with a copy (which shall not constitute notice) to:

Duane Morris LLP
One Riverfront Plaza
1037 Raymond Boulevard, Suite 1800
Newark, NJ 07102
Attention:	James T. Seery
Email:	JTSeery@duanemorris.com”

5.	Schedule 3 is hereby amended to replace,

“MLV

Randy Billhardt	rbillhardt@mlvco.com
Ryan Loforte	rloforte@mlvco.com
Patrice McNicoll	pmcnicoll@mlvco.com
Miranda Toledano	mtoledano@mlvco.com

With a copy to mlvatmdesk@mlvco.com”

With,
“FBR

Patrice McNicoll	pmcnicoll@fbr.com
Matthew Feinberg	mfeinberg@fbr.com
Ryan Loforte	rloforte@fbr.com

With a copy to atmadmin@fbr.com.”

6.	Except as specifically set forth herein, all other provisions of the Original Agreement shall remain in full force and effect.

7.
Entire Agreement; Amendment; Severability. This Amendment No. 1 to Sales Agreement together with the Original Agreement (including all schedules and exhibits attached hereto and thereto and Placement Notices issued pursuant hereto and thereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. All references in the Original Agreement to the “Agreement” shall mean the Original Agreement as amended by this Amendment No. 1; provided, however, that all references to “date of this Agreement” in the Original Agreement shall continue to refer to the date of the Original Agreement, and the reference to “time of execution of this Agreement” set forth in Section 13(a) shall continue to refer to the time of execution of the Original Agreement.

8.
Applicable Law; Consent to Jurisdiction. This amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

9.
Waiver of Jury Trial. The Company, MLV and FBR each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this amendment or any transaction contemplated hereby.

10.
Counterparts. This amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed amendment by one party to the other may be made by facsimile transmission.

Pursuant to the foregoing, FBR also assumes all of MLV’s obligations, if any, pursuant to that certain letter agreement between MLV and the Company dated April 2, 2015.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company, MLV and FBR, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding amendment to the Agreement between the Company, MLV and FBR.

Very truly yours,

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	Chief Executive Officer

MLV & CO. LLC

By:	/s/ Patrice McNicoll
Name:	Patrice McNicoll
Title:	Chief Executive Officer

FBR CAPITAL MARKETS & CO.

By:	/s/ Patrice McNicoll
Name:	Patrice McNicoll
Title:	Co-Head of Capital Markets

[Signature Page to Amendment No. 1]